UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2012

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

                      Registrant's telephone number, including area code:  (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                 Submission of Matters to a Vote of Security Holders.

J. C. Penney Company, Inc. (“Company”) held its Annual Meeting of Stockholders on May 18, 2012.  At the Annual Meeting, stockholders considered and voted upon five proposals: (1) to elect twelve directors nominated by the Board of Directors for a one-year term expiring at the next annual meeting of stockholders or until their successors are elected and qualified; (2) to ratify the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending February 2, 2013; (3) to approve the 2012 Long-Term Incentive Plan; (4) to approve the Management Incentive Compensation Program; and (5) to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Company’s Proxy Statement. The final results of the voting on each proposal were as follows:

1.	Election of Directors.
Nominee	For	Against	Abstain	Broker Non-Votes
William Ackman	153,436,186	20,090,223	753,331	15,258,230
Colleen Barrett	147,669,047	25,931,166	679,527	15,258,230
Thomas Engibous	170,592,771	3,005,280	681,689	15,258,230
Kent Foster	170,394,504	3,198,258	686,978	15,258,230
Ronald Johnson	171,248,685	2,366,471	664,584	15,258,230
Geraldine Laybourne	147,578,426	26,026,191	675,123	15,258,230
Burl Osborne	147,154,907	26,416,509	708,324	15,258,230
Leonard Roberts	170,896,292	2,725,723	657,725	15,258,230
Steven Roth	168,142,299	5,412,669	724,772	15,258,230
Javier Teruel	171,177,652	2,407,512	694,576	15,258,230
Gerald Turner	147,089,862	26,506,507	683,371	15,258,230
Mary Beth West	170,857,945	2,720,082	701,713	15,258,230

All of the nominees for director were elected to serve for a term expiring at the 2013 Annual Meeting of Stockholders or until their successors are elected and qualified.

2. Ratification of Appointment of Independent Auditor.

For	Against	Abstain	Broker Non-Votes
187,258,129	1,640,450	639,391	N/A

The appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending February 2, 2013 was ratified.

3. Approve the 2012 Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
113,459,820	60,081,244	738,676	15,258,230

The 2012 Long-Term Incentive Plan was approved.

4 . Approve the Management Incentive Compensation Program.

For	Against	Abstain	Broker Non-Votes
162,659,995	10,852,452	767,293	15,258,230

The Management Incentive Compensation Program was approved.

5. Advisory Vote on Compensation of Executive Officers.

For	Against	Abstain	Broker Non-Votes
99,149,120	73,860,601	1,270,019	15,258,230

The stockholders approved, on an advisory basis, the compensation of the named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By   /s/ Janet Dhillon
      Janet Dhillon
Executive Vice President,
General Counsel and Secretary

Date:  May 21, 2012